UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2013

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Targa Resources Corp. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) on May 20, 2013. At the Annual Meeting, the Company’s stockholders were requested to: (1) elect three Class III Directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2016 Annual Meeting of Stockholders; and (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013. The following are the final voting results on proposals considered and voted upon at the meeting, each of which is more fully described in the Company’s proxy statement filed on April 5, 2013:

1.	Each of the three Class III directors that was up for re-election was elected for a term of three years. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Rene R. Joyce	31,291,723	1,073,566	5,620,064
Peter R. Kagan	31,848,584	516,705	5,620,064
Chris Tong	31,884,584	480,705	5,620,064

2.	PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for 2013. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
37,735,575	168,722	81,056

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: May 23, 2013	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer